(Write-down) and Gain on Sale of Vessels	9 Months Ended
Sep. 30, 2016
Discontinued Operations and Disposal Groups [Abstract]
(Write-down) and Gain on Sale of Vessels
(Write-down) and Gain on Sale of Vessels

During the three and nine months ended September 30, 2016, the Partnership entered into an agreement to sell a 1995-built shuttle tanker, the Navion Europa, which is expected to be delivered to its buyers in late-2016 and as a result, the Partnership classified the vessel as held for sale on the Partnership's consolidated balance sheet as at September 30, 2016. As at September 30, 2016, as the sales price of the vessel was in excess of its carrying amount and the Partnership expects to record a gain on the sale of this vessel during the fourth quarter of 2016 in a 67%-owned subsidiary of the Partnership.

During the nine months ended September 30, 2016, the Partnership canceled the UMS construction contracts for its two UMS newbuildings. As a result, the carrying values of these two UMS newbuildings were written down to $nil. The Partnership's consolidated statements of income for the nine months ended September 30, 2016 includes a $43.7 million write-down related to these two UMS newbuildings (see notes 4 and 11d). The write-down is included in the Partnership’s UMS segment.

During the nine months ended September 30, 2016, the Partnership sold a 1992-built shuttle tanker, the Navion Torinita, for net proceeds of $5.0 million, which was the approximate carrying value of the vessel at the time of sale. During the three months ended March 31, 2015, the carrying value of this shuttle tanker was written down to its estimated fair value, using an appraised value as a result of the expected sale of the vessel and the vessel was classified as held for sale on the Partnership’s consolidated balance sheet as at December 31, 2015. The Partnership’s consolidated statement of income for the nine months ended September 30, 2015 includes a $1.7 million write-down related to this vessel. The write-down is included in the Partnership’s shuttle tanker segment.

In March 2016, the time-charter contract with a subsidiary of Teekay Corporation for a 2004-built conventional tanker, the Kilimanjaro Spirit, was terminated by the Partnership. The Partnership concurrently received an early termination fee of $4.0 million from Teekay Corporation. Immediately following the charter termination, the Partnership sold the Kilimanjaro Spirit for net proceeds of $26.7 million and also sold a 2003-built conventional tanker, the Fuji Spirit, for net proceeds of $23.7 million, which were the approximate carrying values of the vessels at the time of sale. Both vessels were classified as held for sale on the Partnership’s consolidated balance sheet as at December 31, 2015. As part of the sale of these vessels, the Partnership is in-chartering these vessels for a period of three years each, both with an additional one-year extension option. One vessel is fixed on a two-year time-charter-out contract which commenced during the second quarter of 2016, and the other vessel is currently trading in the spot conventional tanker market.

During the nine months ended September 30, 2015, the carrying value of one of the Partnership’s 1999-built shuttle tankers was written down to its estimated fair value, using an appraised value. The write-down was a result of a recent change in the operating plan of the vessel. The Partnership’s consolidated statement of income for the nine months ended September 30, 2015, includes a $13.8 million write-down related to this vessel. The write-down is included in the Partnership’s shuttle tanker segment.

During the nine months ended September 30, 2015, the Partnership sold a 1997-built shuttle tanker, the Navion Svenita, for net proceeds of $8.6 million. The Partnership’s consolidated statement of income for the nine months ended September 30, 2015 includes a $1.6 million gain related to the sale of this vessel. The gain on sale is included in the Partnership’s shuttle tanker segment.